AMENDMENT NO. 5 TO THE         Exhibit 10.26
                   SAN DIEGO GAS & ELECTRIC COMPANY
                  NUCLEAR FACILITIES QUALIFIED CPUC
                    DECOMMISSIONING MASTER TRUST
                      AGREEMENT FOR SAN ONOFRE
                     NUCLEAR GENERATING STATIONS



This Amendment is entered into as of the __26th day of __December, 1997, by and between San Diego Gas & Electric Company, a corporation duly organized and existing under the laws of the State of California, and having its principal office at 101 Ash Street, San Diego, California 92101-3017 (the "Company"), and State Street Bank and Trust Company, as Trustee, having its principal office at 1 Enterprise Drive, Quincy, Massachusetts 01171 (the "Trustee").

WHEREAS, in Section 2.12 of the Nuclear Facilities Qualified CPUC
Decommissioning Master Trust Agreement dated June 29, 1992 (the
"Agreement") between the Company and Trustee, the parties specifically reserve the right to amend the Agreement; and

WHEREAS, the San Diego Gas & Electric Company Nuclear Facilities Decommissioning Master Trust Committee has authorized the amendment of the Agreement and the California Public Utilities Commission filing and review process has been completed with no objections;

NOW, THEREFORE, the parties agree as follows:
1. The recitals set forth above are incorporated herein by this reference thereto.

2. The Agreement shall be amended by restating Section 2.01 (5) to read in its entirety:

        Interim Disbursements. The estimated costs and schedule for decommissioning each of the Plants shall be reviewed periodically and updated when the revenue requirement for decommissioning is reviewed by the CPUC in the Company's general rate cases. One year prior to the time decommissioning of a Plant or Plants is estimated to begin, the Company shall apply for CPUC approval of the estimated cost and schedule for decommissioning each Plant. Upon the occurrence of changed circumstances, the Company may apply to the CPUC for amendments to the estimated cost and schedule for decommissioning each plant. Upon approval of the cost and schedule for decommissioning each Plant or Plants, the CPUC shall authorize Interim Disbursements from the applicable Fund to pay Decommissioning Costs. Interim Disbursements shall be limited to 90% of the forecast of Decommissioning Costs approved by the CPUC. Final payment from the applicable Fund for all Decommissioning costs shall be made pursuant to Section 2.01 (6).

      Prior to the issuance of an Interim Disbursement order, the Trustee is authorized to pay up to 3 percent of the amount specified in paragraph 50.75 of Title 10 of the Code of Federal Regulations for decommissioning planning purposes upon receipt of a Disbursement Certificate or a Withdrawal Certificate meeting the requirements of Section 2.01 (4) (a)-(c).

4. Except as expressly amended hereby, the Agreement is hereby restated, confirmed, and ratified in all respects and shall remain in full force and effect.

5. Capitalized terms used herein and not otherwise defined shall have the definitions ascribed thereto in the agreement.

IN WITNESS WHEREOF, the Company, the California Public Utilities
Commission, and the Trustee have set their Hands and seals to this Amendment to the Agreement as of _____________, 1997.


                                 SAN DIEGO GAS & ELECTRIC COMPANY

                                 By:
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                                 Title:
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                                 Attest:
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                                 Title:
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                                Accepted:

                               STATE STREET BANK AND TRUST COMPANY
                               By:
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                               Title:
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                               Attest:
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                               Title:
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Approved and Accepted:

CALIFORNIA PUBLIC UTILITIES COMMISSION
By:
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Title:
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Attest:
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Title:
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